Jacob Internet Fund
Institutional Class Shares (JAMIX)

November 3, 2023

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated January 5, 2023

This supplement amends the Prospectus and SAI of the Fund.

The Board of Directors of Jacob Funds Inc. (the “Company”) have determined to liquidate and dissolve the Institutional Class Shares of the Jacob Internet Fund series of the Company (the “Fund”) effective on or about November 17, 2023 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of Institutional Class Shares of the Fund (the “Shareholders”) on or about the Liquidation Date.

Until the Liquidation Date, Shareholders will have the opportunity to exchange their shares for shares of any other Jacob Fund on any business day by contacting the Fund’s transfer agent, U.S. Bank Global Fund Services, at 1-888-JACOB-FX (1-888-522-6239). Please see “Exchange of Fund Shares” in the Prospectus for additional information about such exchanges. Shareholders may redeem their Fund shares at any time prior to the Liquidation Date.

The Institutional Class Shares of the Fund are now closed to new investors due to the planned liquidation. Additionally, the Fund will no longer accept additional investments in Institutional Class Shares of the Fund from existing shareholders.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.